Exhibit 99.2

METALINE CONTACT MINES

CERTIFICATION PURSUANT TO
18 U.S.C. OF SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Metaline Contact Mines (the “Company”) on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John W. Beasley, Secretary, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ John W. Beasley

John W. Beasley Secretary, Treasurer & Chief Executive Officer November 12, 2002

Exhibit 99.2 — Page 1